UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

655 Main Street, Hazard, Kentucky	41701
(Address of principal executive offices)	(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kentucky First Federal Bancorp (the “Company”) was held on November 15, 2016. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three-year terms or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
William D. Gorman, Jr.	6,526,686	86,394	990,305
Don D. Jennings	6,606,743	6,338	990,305
William H. Johnson	6,605,888	7,193	990,305

2.	The appointment of Crowe Horwath, LLP as the Company’s independent certified public accountants for the fiscal year ending June 30, 2017 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,570,398	4,072	28,916	0

3.	An advisory vote taken on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting of stockholders, was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
6,522,140	44,309	46,630	990,306

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: November 16, 2016	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer